EXHIBIT 32.2
                                                                   ------------


                               CFO CERTIFICATION

            PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Advantage Energy Income Fund (the "Trust"), Advantage Oil & Gas Ltd. and Advantage ExchangeCo Ltd. on Form 40-F for the fiscal year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Hanrahan, Vice President, Finance and Chief Financial Officer of Advantage Oil & Gas Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:  March 26, 2007                        /s/ Peter Hanrahan
                                             --------------------------------
                                             Peter Hanrahan
                                             Vice-President, Finance and
                                             Chief Financial Officer of
                                             Advantage Oil & Gas Ltd. on behalf
                                             of Advantage Energy Income Fund